UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):June 30, 2022

Plug Power Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34392	22-3672377
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

968 Albany Shaker Road, Latham, New York	12110
(Address of principal executive offices)	(Zip Code)

(518) 782-7700

Registrant’s telephone number, including area code:

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PLUG	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Plug Power Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”) on June 30, 2022 at 10:00 a.m. Eastern Time. At the Annual Meeting, the Company’s stockholders voted upon the following four matters:

1.	The election of George C. McNamee, Gregory L. Kenausis, and Jean A. Bua as Class II Directors, each to hold office until the Company’s 2025 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal.

2.	The approval of an amendment to the Plug Power Inc. 2021 Stock Option and Incentive Plan as described in the Company’s proxy statement.

3.	The approval of the non-binding, advisory resolution regarding the compensation of the Company’s named executive officers.

4.	The ratification of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

At the Annual Meeting, the stockholders elected George C. McNamee, Gregory L. Kenausis, and Jean A. Bua as Class II Directors, approved the amendment to the Plug Power Inc. 2021 Stock Option and Incentive Plan, approved the non-binding, advisory resolution regarding the compensation of the Company’s named executive officers, and ratified the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Set forth below are the final voting results for each matter voted upon:

Proposal 1 - Election of Class II Directors

Director	For	Withheld	Broker Non- Votes
George C. McNamee	236,157,080	40,377,854	90,658,352
Gregory L. Kenausis	237,689,408	38,845,526	90,658,352
Jean A. Bua	272,583,383	3,951,551	90,658,352

Proposal 2 - Approval of an Amendment to the Plug Power Inc. 2021 Stock Option and Incentive Plan

For	Against	Abstain	Broker Non-Votes
249,359,837	1,066,357	26,108,740	90,658,352

Proposal 3 - Non-binding, Advisory Vote on Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Votes
187,353,922	12,526,170	76,654,842	90,658,352

Proposal 4 - Ratification of Appointment of Deloitte

For	Against	Abstain	Broker Non-Votes
363,136,906	744,748	3,311,632	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plug Power Inc.

Date: July 1, 2022	By:	/s/ Paul Middleton
Paul Middleton
Chief Financial Officer